UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
January 20, 2011

CHINA ORGANIC AGRICULTURE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida	000-52430	20-3505071
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

Dalian City, Zhongshan District, Youhao Road
Manhattan Building #1, Suite # 1511
Dalian City, Liaoning Province, P.R. China
(Address of Principal Executive Offices) (Zip Code)

(707) 709-2321
(Registrant's Telephone Number, Including Area Code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Resignation of Independent Registered Public Accountants.

By letter dated January 20, 2011,  Li & Company, PC (“Li & Company”) advised China Organic Agriculture, Inc. (the "Company") of its resignation as the Company’s independent registered public accounting firm. Li & Company, had served as the Company's independent registered public accounting firm since July 5, 2010.

Li & Company has not issued any report on the Company’s financial statements for any fiscal period. During the fiscal year ended December 31, 2010 and the period from January 1, 2011 to the date of resignation, the Company did not have any disagreements (within the meaning of Instruction 4 of Item 304 of Regulation S-K) with Li & Company as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there have been no reportable events (as defined in Item 304 of Regulation S-K).

The Company has provided Li & Company with a copy of the disclosures in this Form 8-K and has requested that Li & Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Li & Company agrees with the Company's statements in this Item 4.01 (a). A copy of the letter furnished by Li & Company in response to that request has been filed as Exhibit 16.1 to this Form 8-K.

The Company is seeking a new independent registered public accounting firm to audit its consolidated financial statements for the fiscal year ended December 31, 2010.

(b) New Independent Registered Public Accountants.

On January 24, 2010, the Company engaged Patrizio & Zhou, LLC as its new independent registered public accounting firm to audit and review the Company’s consolidated financial statements for the fiscal year ended December 31, 2010.  The engagement of Patrizio & Zhou, LLC was approved by the Company’s Board of Directors. During the two (2) most recent years ended December 31, 2010 and 2009, and any subsequent period through the date hereof prior to the engagement of Patrizio & Zhou, LLC, neither the Company, nor someone on its behalf, has consulted Patrizio & Zhou, LLC regarding:

(i)
the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or

(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibit 16.1 Letter from  Li & Company to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2011

CHINA ORGANIC AGRICULTURE, INC.

By: /s/Qian Qi
       Qian Qi
Chief Executive Officer